Exhibit 10.1

SIXTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 21, 2004, is entered into by and among AMN HEALTHCARE, INC., a Nevada corporation (the “Borrower”), AMN HEALTHCARE SERVICES, INC. (formerly known as AMN Holdings, Inc.), a Delaware corporation (the “Parent”), the Subsidiary Guarantors signatory hereto, the lenders identified on the signature pages hereto as the Lenders (the “Lenders”) and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. The Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Agent, are party to that certain Amended and Restated Credit Agreement dated as of November 16, 2001, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 8, 2002, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 2, 2002, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 8, 2002, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 10, 2003 and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of October 2, 2003 (as amended, the “Existing Credit Agreement”). Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

B. The Credit Parties have requested that the Lenders amend the Existing Credit Agreement as provided herein.

C. The Issuing Lender, the Requisite Lenders and the Lenders holding in the aggregate at least a majority of the Revolving Commitments have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings.:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 6 Effective Date” is defined in Part III.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

SUBPART 2.1 Amendments to Section 1.1. The definition of “Applicable Percentage” contained in Section 1.1 of the Existing Credit Agreement is hereby amended to add the following sentence immediately following the pricing table:

Notwithstanding any provision of this Credit Agreement or any other Credit Document to the contrary, if (i) the Borrower’s “long term issuer rating” or “senior secured bank debt rating” as determined by S&P is lower than BB- or (ii) the Borrower’s “long term issuer rating” or “senior secured bank credit facility rating” as determined by Moody’s is lower than Ba3 (long term issuer rating) or Ba2 (senior secured bank credit facility rating), respectively, then each of the Applicable Percentages set forth in the table above shall be increased by 25 basis points, effective beginning on the first day following the date on which such rating change occurred and continuing so long as such rating remains below the applicable rating as set forth in clauses (i) or (ii) above.

SUBPART 2.2 Amendments to Section 2.2. Section 2.2(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

2.2	Letter of Credit Subfacility.

(a) Issuance. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the applicable Issuing Lender agrees to issue, and each Revolving Lender severally agrees to participate in the issuance by each Issuing Lender of, standby and trade Letters of Credit in Dollars from time to time from the Closing Date until the date thirty (30) days prior to the Maturity Date as the Borrower may request, in a form acceptable to the applicable Issuing Lender; provided, however, that (i) the LOC Obligations outstanding shall not at any time exceed THIRTY MILLION DOLLARS ($30,000,000) (the “LOC Committed Amount”) and (ii)the sum of the aggregate outstanding principal amount of Revolving Loans plus LOC Obligations plus Swingline Loans shall not at any time exceed the Revolving Committed Amount. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance (provided that any such Letter of Credit may contain customary “evergreen” provisions pursuant to which the expiry date is automatically extended by a specific time period unless the applicable Issuing Lender gives notice to the beneficiary of such Letter of Credit at least a specified time period prior to the expiry date then in effect) or (y) as originally issued or as extended, have an expiry date extending beyond the date thirty (30) days prior to the Maturity Date. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

SUBPART 2.3 Amendments to Section 2.4. Section 2.4(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) Interest. Subject to the provisions of Section 3.1, the Tranche B Loan shall bear interest at a per annum rate equal to:

(i) Base Rate Loans. During such periods as the Tranche B Loan shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus 2.00% (or plus 2.25% if (i) the Borrower’s “long term issuer rating” or “senior secured bank debt rating” as determined by S&P is lower than BB- or (ii) the Borrower’s “long term issuer rating” or “senior secured bank credit facility rating” as determined by Moody’s is lower than Ba3 (long term issuer rating) or Ba2 (senior secured bank credit facility rating) respectively, effective beginning on the first day following the date on which such rating change occurred and continuing so long as such rating remains below the applicable rating as set forth in clauses (i) or (ii) above);

(ii) Eurodollar Loans. During such periods as the Tranche B Loan shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of (A) the Eurodollar Rate for such Interest Period plus 3.00% (or plus 3.25% if (i) the Borrower’s “long term issuer rating” or “senior secured bank debt rating” as determined by S&P is lower than BB- or (ii) the Borrower’s “long term issuer rating” or “senior secured bank credit facility rating” as determined by Moody’s is lower than Ba3 (long term issuer rating) or Ba2 (senior secured bank credit facility rating) respectively, effective beginning on the first day following the date on which such rating change occurred and continuing so long as such rating remains below the applicable rating as set forth in clauses (i) or (ii) above);

Interest on the Tranche B Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

SUBPART 2.4 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.11	Financial Covenants.

(a) Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	1.50	1.50	1.50	2.50
2004	2.50	2.75	3.25	3.25
2005	3.00	2.50	2.25	2.00
2006	2.00	1.75	1.50	1.50
2007 and Thereafter	1.50	1.50	1.50	1.50

(b) Fixed Charge Coverage Ratio. The Credit Parties shall not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties be less than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	3.00	3.00	3.00	3.00
2004	3.00	3.00	2.25	2.00
2005	2.00	2.25	2.50	3.00
2006	3.00	3.00	3.00	3.00
2007 and Thereafter	3.00	3.00	3.00	3.00

SUBPART 2.5 Amendments to Exhibits. Exhibit 2.l(b)(i) of the Existing Credit Agreement is amended and restated in its entirety to read in the form of such Exhibit 2.1(b)(i) attached hereto as Annex I to this Amendment and Exhibit 3.2 of the Existing Credit Agreement is amended and restated in its entirety to read in the form of such Exhibit 3.2 attached hereto as Annex II to this Amendment.

PART III

CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date (the “Amendment No. 6 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied.

SUBPART 3.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, each of the Guarantors, the Issuing Lender, the Requisite Lenders and the Lenders holding in the aggregate at least a majority of the Revolving Commitments.

SUBPART 3.2 Fees and Expenses. The Agent shall have received, (i) for the account of each Lender who executes and approves this Amendment on or before 5:00 P.M. (EST) on July

21, 2004, an amendment fee equal to 5 basis points of the Revolving Commitment and the Term B Loan Commitment of each such approving Lender, which fee shall be due and payable to each approving Lender when all of the conditions set forth in this Part III shall have been satisfied and (ii) on the date hereof, all out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the fees and expenses of Moore & Van Allen PLLC, special counsel to the Agent.

SUBPART 3.3 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

PART IV

MISCELLANEOUS

SUBPART 4.1 Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.2 Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the representations and warranties contained in Section 6 of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 4.3 Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

SUBPART 4.4 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 4.5 Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit

Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.6 GOVERNING LAW. THlS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.7 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	AMN HEALTHCARE, INC.

By:
	Name:	DONALD R. MYLL
	Title:	CHIEF FINANCIAL OFFICER

PARENT:	AMN HEALTHCARE SERVICES, INC.

By:
	Name:	DONALD R. MYLL
	Title:	CHIEF FINANCIAL OFFICER

SUBSIDIARY GUARANTORS:	WORLDVIEW HEALTHCARE,INC.

By:
	Name:	DONALD R. MYLL
	Title:	CHIEF FINANCIAL OFFICER

O’GRADY-PEYTON INTERNATIONAL (USA),INC.

By:
Name:	DONALD R. MYLL
Title:	CHIEF FINANCIAL OFFICER

INTERNATIONAL HEALTHCARE RECRUITERS, INC.

By:
Name:	DONALD R. MYLL
Title:	CHIEF FINANCIAL OFFICER

AMN STAFFING SERVICES, INC.

By:
Name:	DONALD R. MYLL
Title:	CHIEF FINANCIAL OFFICER

[Signatures Continued]

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

AGENT:	BANK OF AMERICA, N.A., in its capacity as Agent

By:
	Name:	Charles Graber
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

By:
Name:
Title:

[Signatures Continued]

Bank of America, N.A. as Lender

By:
Name:	Joseph L. Corah
Title:	Principal

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Sierra CLO I

By:
Name:	John M. Casparian
Title:	Chief Operating Officer
Centre Pacific Manager

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

THE TRAVELERS INSURANCE COMPANY

By
	Name:	DENISE DUFFEE
	Title:	Investment Officer

CITICORP INSURANCE AND INVESTMENT TRUST

By TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

By
	Name:	DENISE DUFFEE
	Title:	Investment Officer

AMN HEALTHCARE INC.

Sixth Amendment

[LENDER] Nationwide Life Insurance Company

By:
Name:	MARK W. POEPPELMAN
Title:	AUTHORIZED SIGNATORY

Nationwide Mutual Insurance Company

[LENDER]

By:
Name:	Mark W. Poeppelman
Title:	Authorized Signatory

VAN KAMPEN SENIOR INCOME TRUST By: Van Kampen Investment Advisory Corp.

By:
Name:	Christina Jamieson
Title:	Executive Director

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Investment Advisory Corp.

By:
Name:	Christina Jamieson
Title:	Executive Director

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

[LENDER]
Venture III CDO Limited By its investment advisor, MJX Asset Management LLC

By:
Name:	Illegible
Title:	Illegible

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

[LENDER]
Venture CDO 2002, Limited By its investment advisor, MJX Asset Management LLC

By:
Name:	Illegible
Title:	Illegible

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:	Maura Fitzgerald
Title:	Its Duly Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

AVALON CAPITAL LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:
Name:	Thomas H. B. Ewald
Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

INVESCO EUROPEAN CDO I. S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

SEQUILS-LIBERTY LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

SARATOGA CLO I, LIMITED.
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:
	Name:	Thomas H. B. Ewald
	Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Flagship CLO II
	By:	Flagship Capital Management, Inc.

By:
Name:	Colleen Cunniffe
Title:	Director

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Harch CLO I, Ltd.

By:
Name:	Michael E. Lewitt
Title:	AUTHORIZED SIGNATORY

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

GoldenTree Loan Opportunities II, Limited
By:	GoldenTree Asset Management, LP

By:
Name:	Thomas M. O’Shea
Title:	Portfolio Manager

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

The Sumitomo Trust & Banking Co., Ltd., New York Branch

By:
Name:	Elizabeth A. Quirk
Title:	Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

UNION BANK OF CALIFORNIA, N.A.

By:
Name:	Douglas S. Lambell
Title:	Vice President / SCM

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Bank of Montreal

By:
Name:	S. Valia
Title:	____

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

GULF STREAM-COMPASS CLO 2002-1 LTD
By:	Gulf stream Asset Management LLC
As Collateral Manager

Gulf Stream Asset Management LLC

By:
Name:	Barry Love
Title:	Chief Credit Officer

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Landmark III CDO Limited

By:
Name:	Illegible
Title:	Director

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Aurum CLO 2002-1 Ltd., by Columbia Management Advisors, Inc., as Investment Manager

By:
Name:	Thomas R. Bouchard
Title:	V.P.

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Stein Roe & Farnham CLO1 Ltd., by Columbia Management Advisors, Inc., as Portfolio Manager

By:
Name:	Thomas R. Bouchard
Title:	V.P.

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

LONG GROVE CLO, Limited.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

BRYN MAWR CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

SEQUILS-Cumberland I, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:	Dale Burrow
Title:	Senior Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:
Name:	John H. Costello
Title:	Assistant Treasurer

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

IKB Capital Corporation

By:
Name:	DAVID SNYDER
Title:	PRESIDENT IKB CAPITAL CORPORATION

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

COLUMBUS LOAN FUNDING LTD. By: Travelers Asset Management International Company LLC

By:
Name:	Melanie Hanlon
Title:	Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. By: Travelers Asset Management International Company LLC

By:
Name:	Melanie Hanlon
Title:	Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

AGENT:	BANK OF AMERICA, N.A., in its capacity as Agent

By:
	Name:	Charles Graber
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

By:
Name:
Title:

[Signatures Continued]

Longhom CDO II, LTD. By: Illegible

By:

AMN HEALTHCARE, INC.

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

EATON VANCE CDO III, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

EATON VANCE CDO VI LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

BIG SKY SENIOR LOAN FUND, LTD. BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

TOLLI & CO. BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISORS

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

By:
Name:	PAYSON F. SWAFFIELD
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

COLUMBIA FLOATING RATE ADVANTAGE FUND By: Highland Capital Management, L.P., Its Investment Advisor

By:
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

ELF FUNDING TRUST I By: Highland Capital Management, L.P., As Collateral Manager

By:
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

LOAN FUNDING IV LLC (Bristol Bay)
By: Highland Capital Management, L.P., As Portfolio Manager

By:
Name:	Mark Okada
Title:	Chief Investment Officer
Highland Capital Management, L.P.

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Dryden V Leveraged Loan CDO 2003
By: Prudential Investment Management, Inc., as Collateral Manager

By:
Name:	Illegible
Title:	Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Centurion CDO VII, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:
Name:	Yvonne Stevens
Title:	Senior Managing Director

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Centurion CDO II, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:
Name:	Robin C. Stancil
Title:	Supervisor - Fixed Income Support Team

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Centurion CDO VI, Ltd.
By: American Asset Management Group, Inc. as Collateral Manager

By:
Name:	Robin C. Stancil
Title:	Supervisor - Fixed Income Support Team

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Sequils-Centurion V, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:
Name:	Robin C. Stancil
Title:	Supervisor - Fixed Income Support Team

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Centurion CDO III, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:
Name:	Robin C. Stancil
Title:	Supervisor - Fixed Income Support Team

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

EAST WEST BANK

By:
Name:	Nancy A. Moore
Title:	Senior Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

KZH CYPRESSTREE-1 LLC

By:
Name:	DORIAN HERRERA
Title:	AUTHORIZED AGENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

KZH STERLING LLC

By:
Name:	DORIAN HERRERA
Title:	AUTHORIZED AGENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

ECL FUNDING LLC

By:
Name:	JASON TRALA
Title:	Attorney-In-Fact

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

FRANKLIN FLOATING RATE MASTER SERIES

By:
Name:	Madeline Lam
Title:	Asst. Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:
Name:	Madeline Lam
Title:	Asst. Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By:
Name:	Richard Hsu
Title:	Asst. Vice President

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

FRANKLIN CLO I, LIMITED

By:
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

FRANKLIN CLO IV, LIMITED

By:
Name:	DAVID ARDINI
Title:	VICE PRESIDENT

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

GSC PARTNERS CDO FUND IV, LIMITED

By:	GSCP (NJ), L.P. as Collateral Manager

By:
Name:	Harvey Siegel
Title:	Authorized Signatory

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

HSH Nordbank AG

By:
Name:	Drew von Glahn
Title:	Senior Vice President

By:
Name:	David Canavan
Title:	Senior Vice President

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By: Indosuez Capital as Collateral Manager

By:
Name:	Charles Kobayashi
Title:	Principal and Portfolio Manager

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

First Dominion Funding III

By:
Name:	ANDREW MARSHAK
Title:	AUTHORIZED SIGNATORY

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

CSAM Funding III

By:
Name:	ANDREW MARSHAK
Title:	AUTHORIZED SIGNATORY

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AMN HEALTHCARE, INC.

Annex I to Amendment No. 6

Exhibit 2.1(b)(i)

FORM OF NOTICE OF BORROWING

Bank of America, N. A.,

  as Agent for the Lenders

101 North Tryon Street

Independence Center, 15th Floor

NC1-001-15-04

Charlotte, North Carolina 28255

Attention: Agency Services

Ladies and Gentlemen:

The undersigned, AMN HEALTHCARE, INC. (the “Borrower”), refers to the Amended and Restated Credit Agreement dated as of November 16, 2001 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:

(A) Date of Borrowing (which is a Business Day)	___________________________

(B) Principal Amount of Borrowing	___________________________

(C) Interest rate basis	___________________________

(D) Interest Period and the last day thereof	___________________________

AMN HEALTHCARE, INC.

In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct. Delivered herewith are detailed calculations demonstrating compliance by the Borrower with clause (f) of Section 5.2 as of the Date of Borrowing set forth in subsection (A) of this Notice of Borrowing.

AMN HEALTHCARE, INC.

By:

Name:

Title:

AMN HEALTHCARE, INC.

Attachment to Notice of Borrowing

Computation of the Section 5.2(f)

A. Funded Indebtedness of the Consolidated Parties on a consolidated basis on the Date of Borrowing:	$	_________________

B.     Consolidated EBITDA for the three fiscal-quarter period ending as of the last day of the most recent fiscal quarter preceding the Date of Borrowing for which the Agent has received the Required Financial Information:

	$	_________________

C. Projected Consolidated EBITDA for the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:	$	_________________

D. Pro Forma EBITDA (Sum of Lines B + C):	$	_________________

E. Pro Forma Leverage Ratio (Line A ÷ Line D):		__________ to 1.00

F.      Line E shall not exceed the then applicable ratio set forth in Section 7.11 (a) (set forth below) for the last day of the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:

Section 7.11 (a) Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	1.50	1.50	1.50	2.50
2004	2.50	2.75	3.25	3.25
2005	3.00	2.50	2.25	2.00
2006	2.00	1.75	1.50	1.50
2007 and Thereafter	1.50	1.50	1.50	1.50

AMN HEALTHCARE, INC.

Annex II to Amendment No. 6

Exhibit 3.2

FORM OF NOTICE OF EXTENSION/CONVERSION

Bank of America, N. A.,

    as Agent for the Lenders

101 North Tryon Street

Independence Center, 15th Floor

NCI-001-15-04

Charlotte, North Carolina 28255

Attention: Agency Services

Ladies and Gentlemen:

The undersigned, AMN HEALTHCARE, INC. (the “Borrower”), refers to the Amended and Restated Credit Agreement dated as of November 16, 2001 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders and Bank of America, N. A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a [Revolving Loan] [Tranche B Loan] outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A) Loan Type/Tranche

(B) Date of Extension or Conversion (which is the last day of the the applicable Interest Period)

(C) Principal Amount of Extension or Conversion

(D) Interest rate basis

(E) Interest Period and the last day thereof

AMN HEALTHCARE, INC.

In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d), (e) and (f) of such Section, are true and correct. Delivered herewith are detailed calculations demonstrating compliance by the Borrower with clause (f) of Section 5.2 as of the Date of Extension or Conversion set forth in subsection (B) of this Notice of Extension/Conversion.

AMN HEALTHCARE, INC.

By:
Name:
Title:

AMN HEALTHCARE, INC.

Attachment to Notice of Extension/Conversion

Computation of the Section 5.2(f)

A. Funded Indebtedness of the Consolidated Parties on a consolidated basis on the Date of Extension or Conversion:	$

B.     Consolidated EBITDA for the three fiscal-quarter period ending as of the last day of the most recent fiscal quarter preceding the Date of Extension or Conversion for which the Agent has received the Required Financial Information:

$

C. Projected Consolidated EBITDA for the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:	$

D. Pro Forma EBITDA (Sum of Lines B + C):	$

E. Pro Forma Leverage Ratio (Line A ÷ Line D):	to 1.00

F.      Line E shall not exceed the then applicable ratio set forth in Section 7.11 (a) (set forth below) for the last day of the applicable fiscal quarter with respect to which the Parent has provided the Projected Consolidated EBITDA:

Section 7.11 (a) Leverage Ratio. The Credit Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter of the Consolidated Parties to be greater than:

Fiscal Year	March 31	June 30	September 30	December 31
2003	1.50	1.50	1.50	2.50
2004	2.50	2.75	3.25	3.25
2005	3.00	2.50	2.25	2.00
2006	2.00	1.75	1.50	1.50
2007 and Thereafter	1.50	1.50	1.50	1.50

AMN HEALTHCARE, INC.